UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2004

PROSPERITY BANCSHARES, INC.®

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2231986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Prosperity Bancshares, Inc. (the “Company”) is filing this Current Report on Form 8-K to restate certain portions of its Annual Report on Form 10-K for the year ended December 31, 2003 (“Form 10-K”) to give effect to the Company’s adoption of Financial Accounting Standards Board Interpretation No. 46R, Consolidation of Variable Interest Entities (“FIN 46R”) on January 1, 2004. The Company has previously disclosed and given effect to the adoption of FIN 46R in its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2004. In December 2003, the Financial Accounting Standards Board issued FIN 46R, which provides guidance on how to identify a variable interest entity and determine when the assets, liabilities, non-controlling interests and results of operations of a variable interest entity need to be included in a company’s consolidated financial statements. A company that holds variable interest in an entity is required to consolidate the entity if the company’s interest in the variable interest entity is such that the company will absorb a majority of the variable interest entity’s expected losses and/or receive a majority of the entity’s expected residual returns, if they occur.

FIN 46R required that Prosperity Capital Trust I, Prosperity Statutory Trust II, Prosperity Statutory Trust III, Prosperity Statutory Trust IV and Paradigm Capital Trust II be deconsolidated from the Company’s consolidated financial statements. The Company adopted FIN 46R on January 1, 2004. After adoption, the trust preferred securities issued by each of the foregoing trusts are no longer shown in the consolidated financial statements. Instead, the junior subordinated debentures issued by the Company to each of these trusts are shown as liabilities in the consolidated balance sheets and interest expense associated with such junior subordinated debentures is shown in the consolidated statements of income.

In this Form 8-K, the Company is presenting in exhibits 99.1, 99.2, 99.3 and 99.4 the following items of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“Form 10-K”) that have been restated to give effect to the adoption of FIN 46R: (i) Selected Consolidated Financial Data; (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations; (iii) Financial Statements and Supplementary Data and (iv) Consolidated Financial Statements.

The adoption of FIN 46R did not affect shareholders’ equity or earnings. Except as stated herein, the information in this Form 8-K does not update the other information presented in the Company’s Form 10-K or the information contained in the Company’s subsequent filings under the Securities Exchange Act of 1934, as amended.

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Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following are filed as exhibits to this current report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Selected Consolidated Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Consolidated Financial Statements

99.5	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.
(Registrant)

Dated: December 29, 2004	By:	/s/ David Zalman
David Zalman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Selected Consolidated Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Consolidated Financial Statements

99.5	Consent of Independent Registered Public Accounting Firm